UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/20/06

ASG Consolidated LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-123636

Delaware	20-1741364
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2025 First Avenue, Suite 900

(Address of principal executive offices, including zip code)

(206) 374-1515

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 2.02 of this report and incorporated herein by reference, is a press release dated November 20, 2006 announcing ASG Consolidated LLC’s (“American Seafoods”) quarterly conference call to discuss its financial results for the three and nine months ended September 30, 2006. This current report on Form 8-K contains statements intended as “forward-looking statements”, which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Neither the furnishing of any press release as an exhibit to this report nor the inclusion in such press release of a reference to American Seafoods’ Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this report. The information available at American Seafoods’ Internet address is not part of this report or any other report furnished or filed by the registrant with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1        Press Release dated November 20, 2006, which is being furnished pursuant to Item 2.02

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASG Consolidated LLC

Date: November 20, 2006	By:	/s/ Brad Bodenman
Brad Bodenman
Chief Financial Officer